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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of
earliest event reported):                                     September 18, 1997

                          THE FRESH JUICE COMPANY, INC.

               (Exact name of registrant as specified in charter)


Delaware                      0-15320                       11-2771046

(State or other               (Commission file              (IRS employer
 jurisdiction of               number)                       identification no.)
 incorporation)




         35 Walnut Avenue, Suite 4, Clark, New Jersey                    07066

           (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number, including area code:       (732) 396-1112
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                  Item 5.  Other Events.

                  At a meeting held on September 18, 1997, a majority of the Board of Directors of The Fresh Juice Company, Inc. (the "Company") approved an amendment to the By-Laws of the Company to increase the size of the Company's Board of Directors from five members to seven members.

                  Gilbert Bowen and Michael Brown have been elected to fill the newly-created directorships.

                  The Company's news release, issued in connection with this event on September 30, 1997, appears as an Exhibit to this report and is incorporated herein by reference.

                  Item 7.  Financial Statements and Exhibits.

                  EXHIBIT NO.             DESCRIPTION

                  99                      News Release dated September 30, 1997.




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                                    SIGNATURE

                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                THE FRESH JUICE COMPANY, INC.



                                By: /s/ Steven M. Bogen
                                        Steven M. Bogen, Chief Executive Officer


Dated:  September 30, 1997




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                                INDEX TO EXHIBITS

                  EXHIBIT NO.          DESCRIPTION

                  99                   News Release dated September 30, 1997.




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